UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C, 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported)       May 10, 2007

Precision Aerospace Components, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or other jurisdiction of incorporation)	000-30185 (Commission File Number)	20-4763096 (IRS Employer Identification no.)

2200 Arthur Kill Road Staten Island, NY (Address of principal executive office)	10309-1202 (Zip Code)

Registrant’s Telephone Number, Including Area Code    (718) 356-1500

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01

Other Events – Contract Award.

On May 4, 2007, Precision Aerospace Components, Inc. (the “Company”)’s wholly-owned subsidiary, Freundlich Supply Company, Inc. (“Freundlich”), was awarded a Defense Department contract (number: SPM5AZ-07-D-4845), issued pursuant to Solicitation SPM5AZ06R0055 dated Aug 8, 2006 (the “Contract”).  The Contract is an indefinite quantity contract (which means that its does not specifically authorize the delivery of any material and that delivery shall be made only as authorized by the issuance of specific orders for material).  The Department of Defense estimates that the total award for the two year period commencing May 2007 will be in excess of $3,500,000 (three million five hundred thousand dollars).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Precision Aerospace Components, Inc.

Date:   May 10, 2007

By: /s/ Andrew Prince

      Andrew Prince, Chief Executive Officer

2